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                                                                   EXHIBIT 10.35


                     FIRST AMENDMENT TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

         This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "AMENDMENT") is dated as of the 30th day of September, 2002 by and among Silverleaf Resorts, Inc., a Texas corporation (the "BORROWER"), Sovereign Bank, a federally chartered savings bank ("Sovereign"), and Liberty Bank, as the Lenders (the "LENDERS"), and Sovereign Bank, a federally chartered savings bank, as agent for the Lenders (the "AGENT").

                                   WITNESSETH:

         WHEREAS, the Borrowers, the Lenders, and the Agent have entered into that certain Amended and Restated Revolving Credit Agreement, dated as of April 30, 2002, as amended by a letter agreement, dated as of July 1, 2002, and a letter agreement, dated as of August 1, 2002 (as so amended, the "CREDIT AGREEMENT"), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;

         WHEREAS, pursuant to the Credit Agreement, the Borrower, and the Agent were required to enter into a replacement lock box agreement to replace JP Morgan Bank of New York ("CHASE") with Sovereign as the lock box agent by no later than September 30, 2002;

         WHEREAS, the Borrower, the Agent, and the Lenders have agreed not to enter into such replacement lock box agreement;

         WHEREAS, the Borrower, the Agent, and the Lenders wish to amend certain provisions of the Credit Agreement to reflect such agreement;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) AMENDMENTS TO SECTION 1.1. Section 1.1 of the Credit Agreement is hereby amended by deleting the following defined terms:
         "Initial Lockbox Agreement" and "Replacement Lockbox Agreement."
         Section 1.1 of the Credit Agreement is hereby further amended by amending and restating the following defined terms in their entirety as set forth below:

                           "Chase. JP Morgan Bank of New York."

                           "Lock Box Agreement. The Lock Box Agreement dated as of September 30, 1999 and the Acknowledgment dated as of April 30, 2002, each among the Agent, the Borrower, and Chase."




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         (b) AMENDMENT TO SECTION 5.2. Section 5.2 of the Credit Agreement is
         hereby amended and restated in its entirety as follows:

                  "5.2. LOCK BOX AGREEMENT. Pursuant to the Lock Box Agreement, Chase shall receive in the post office box identified therein all payments on loans constituting Consumer Loan Collateral and other consumer loans pledged to the Agent (other than the Ineligible Note Portfolio) in the ordinary course of business. Chase shall deposit to the Depository Account (as defined in the Lock Box Agreement) each Business Day all payments collected with respect to the Consumer Loan Collateral and other consumer loans pledged to the Agent (other than the Ineligible Note Portfolio). Once each week, Chase shall transfer the total balance of the Depository Account to the Agent for deposit in the Borrower's Account. All amounts deposited in the Borrower's Account shall be applied by the Agent on a weekly basis as provided in Section 2.8 or Section 2.9, as the case may be"

         (c) AMENDMENT TO SECTION 10.19. Section 10.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "10.19. [INTENTIONALLY OMITTED]."

         3. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Borrower hereby represents and warrants to the Lenders and the Agent as follows:

         (a) Representations and Warranties in Credit Agreement. Each of the representations and warranties of the Borrower contained in the Credit Agreement or in any document or instrument delivered pursuant to or in connection with the Credit Agreement (including, without limitation, this Amendment) are true as of the date hereof and no Default or Event of Default has occurred and is continuing.

         (b) Authority, No Conflicts, Etc. The execution, delivery and performance of this Amendment (i) are within the corporate authority of the Borrower, (ii) have been duly authorized by all necessary corporate proceedings on behalf of the Borrower, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule, or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license, or permit applicable to the Borrower so as to materially adversely affect the assets, business, or any activity of the Borrower, and (iv) do not conflict with any provision of the corporate charter or bylaws of the Borrower or any agreement or other instrument binding upon any of them. The execution, delivery, and performance of this Amendment will result in a valid and legally binding obligation of the Borrower enforceable against it in accordance with the terms and provisions hereof.

         4. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment does not constitute an amendment or waiver of any term or condition of the Credit Agreement or any other Loan Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects. Nothing contained in this Amendment shall be construed to imply a



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willingness on the part of the Agent or any Lender to grant any similar or other future amendments of any of the provisions of the Credit Agreement or the other Loan Documents. Nothing contained herein shall in any way prejudice, impair or otherwise adversely affect any rights or remedies of the Agent and the Lenders under the Credit Agreement or any other Loan Document.

         5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which taken together shall constitute one agreement.

         6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without regard to principles of conflicts of law.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal to be effective as of the date first above written.

                                                  BORROWER:

                                                  SILVERLEAF RESORTS, INC.
                                                  By:   /s/ HARRY J. WHITE, JR.
                                                       ------------------------
                                                  Name:  Harry J. White, Jr.
                                                  Title: CFO


                                                  AGENT AND LENDER:

                                                  SOVEREIGN BANK

                                                  By:    /s/ JOHN BAER
                                                     --------------------------
                                                  Name:  John Baer
                                                  Title: Vice President


                                                  LENDER:

                                                  LIBERTY BANK

                                                  By:    /s/ JASON M. GORDON
                                                       ------------------------
                                                  Name:  Jason M. Gordon
                                                  Title: Vice President